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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 22, 2002

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                           FIRST STATE BANCORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)


                                   New Mexico
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                 (State or Other Jurisdiction of Incorporation)


         001-12487                                       85-0366665
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           (Commission File Number) (IRS Employer Identification No.)


       7900 Jefferson, N.E., Albuquerque, New Mexico                87109
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               (Address of Principal Executive Offices) (Zip Code)


                                 (505) 241-7500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On May 22, 2002, First State Bancorporation ("FSB"), First State Bank of Taos, a New Mexico state chartered bank and a wholly owned subsidiary of FSB, First Community Industrial Bank, an industrial bank incorporated under the laws of the State of Colorado (the "FCIB"), Blazer Financial Corporation, a Louisiana corporation and the sole stockholder of FCIB ("Blazer"), and Washington Mutual Finance Corporation, a Delaware corporation and the sole stockholder of Blazer, executed an Agreement and Plan of Merger (the "Merger Agreement"), which provides, among other things, for the acquisition of FCIB through the merger of FCIB with and into First State Bank of Taos, which will survive the merger as a wholly owned subsidiary of FSB. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

        (c)  Exhibits.

             2.1 Agreement and Plan of Merger, dated as of May 22, 2002, by and among First State Bancorporation, First State Bank of Taos, First Community Industrial Bank, Blazer Financial Corporation, and Washington Mutual Finance Corporation.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            FIRST STATE BANCORPORATION

Date:  May 31, 2002                         By:  Brian C Reinhardt
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                                                 Brian C. Reinhardt
                                                 Executive Vice President and
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX



Exhibit     Description
-------     -----------

2.1 Agreement and Plan of Merger, dated as of May 22, 2002, by and among First State Bancorporation, First State Bank of Taos, First Community Industrial Bank, Blazer Financial Corporation, and Washington Mutual Finance Corporation.




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